[Missing Graphic Reference]	BOULDER TOTAL RETURN FUND, INC. 2344 SPRUCE STREET – SUITE A – BOULDER, COLORADO 80302 TELEPHONE (303) 444-5483 FACSIMILE (303) 245-0420 EMAIL: SCMILLER@BOULDERFUNDS.NET

March 26, 2010

VIA EDGAR AND EMAIL

Vincent J. Di Stefano, Esq.
Senior Counsel
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, DC 20549

Re:           Preliminary Proxy Statement – Schedule 14A – Boulder Total Return Fund, Inc. (the “Fund”)

Dear Mr. Di Stefano:

This letter regards the Preliminary Schedule 14A filed by the Fund on March 22, 2010 (the "Proxy Statement") and responds to the comments conveyed by you during our telephone conversation on March 24, 2010.  Capitalized terms in this response letter not otherwise defined will have the meaning ascribed to such term in the Proxy Statement.

In addition to an EDGAR filing of the revised Proxy Statement (with such filing including revision tags to reference changes from the previous EDGAR filing) we will provide copies to you by email; such copies will include a redline of the revised Proxy Statement so that you can easily identify the changes made. In summary, the substantive changes are as follows:

1. Revisions to Proxy Cover Letter. You commented that the proxy statement cover letter should include a basic discussion of Proposal 2.  We have added the following language to the end of the bolded paragraph:

Proposal 2 asks stockholders to approve an amendment to the Fund’s bylaws which would require the Board of Directors, subject to their fiduciary duty, to take action to terminate the Fund’s advisers if it is determined by a court or regulatory agency that the Fund has overvalued a threshold amount of the auction rate preferred securities it holds by more than 5%.

The Board of Directors unanimously recommends that stockholders vote against Proposal 2.

2. Revision to Proposal 2 regarding Board’s opinion of the proposal. You commented that the proxy statement’s characterization of the proposal as being “arbitrary” and “mandatory” was too strong given that implementation of the bylaw amendment is subject to the Board’s fiduciary duties.  I have removed the two terms such that the sentence now reads:

The Board believes that the Proposal’s call for termination of the Advisers based on a subjective valuation issue is an irrational proposition that would ultimately hurt the Fund’s stockholders should it ever be implemented.

3. Response to comment regarding conflict between Proposal 2 and Maryland law.  You asked for a written response regarding why the Fund believes that, if Proposal 2 is approved by stockholders, “it is ambiguous as to how it should be implemented or administered”.

The ambiguity arises from the circular relationship of the proposed bylaw and the duties of directors.  The Maryland General Corporation Law (the "MGCL") provides that the business and affairs of a corporation such as the Fund shall be managed under the direction of a board of directors.  The MGCL provides that, in performing his or her duties, each director shall act (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests of the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.  These duties are not subject to modification in the bylaws (or in the charter).

The proposed bylaw sets forth a particular circumstance in which the Board of Directors is required to consider termination of the advisory agreement.  Recognizing that the duties of directors may not be modified in the bylaws, the Proposal subjects the consideration of the termination of the advisory agreement to the Directors' compliance with their duties.  The purpose or effect of the proposed bylaw is not clear.  In carrying out their duties, the Directors could determine that it is in the best interest of the Fund to terminate the advisory agreement in the particular circumstance set forth in the proposed bylaw, or for other reasons.  On the other hand, in carrying out their duties, the Directors may determine to continue the advisory relationship in the particular circumstance set forth in the proposed bylaw.  As the duties of directors do not change with or without the proposed bylaw, the addition of the proposed bylaw and its arbitrary hypothetical is at best superfluous and at worst confusing.

We acknowledge on behalf of the Fund that:  (i) the Fund is responsible for the adequacy and accuracy of the disclosure in this filing; (ii) SEC Staff comments regarding this filing or changes to disclosure in response to SEC Staff comments regarding this filing reviewed by the SEC Staff do not foreclose the SEC from taking any action with respect to this filing; and (iii) the Fund may not assert SEC Staff comments as a defense in any proceeding initiated by the SEC or by any person under the federal securities laws of the United States.

If you have questions regarding the resubmitted Proxy Statement or this response letter, please feel free to contact me at 303-442-2156 or the Fund’s independent counsel, Art Zwickel, at 213-683-6161.

Sincerely,

/s/ Stephen C. Miller
Stephen C. Miller

President and General Counsel

Cc:           Arthur L. Zwickel, Esq., Paul, Hastings, Janofsky, and Walker LLP
James Hanks, Esq., Venable LLP
Michael A. Leber, Venable LLP